Exhibit 99

                                    HORIZON
                                      PCS
                                 April 24, 2001

Forward-Looking Statements
--------------------------

Statements made by us today will include forward-looking statements, such as the Company's or Management's intentions, hopes, beliefs, expectations or predictions of, and assumptions about, the future. It is important to note that the Company's actual results could differ materially from such forward-looking statements, and from past results. Our forward-looking statements and business are subject to risk factors, including, among other things, (i) changes in industry conditions created by the Telecommunications Act and related state and federal legislation and regulations; (ii) recovery of the substantial costs which will result from the implementation and expansion of our business; (iii) retention of our existing customer base and our ability to attract new customers; (iv) rapid changes in technology; and (v) actions of our competitors. Additional information on these and other risks is contained in the Company's prospectus dated March 27, 2001, including the "Risk Factors" section. Copies of that prospectus will be made available free of charge upon request.

                                  THE COMPANY

Horizon PCS Business Highlights
-------------------------------

o    Sprint PCS

o    One of the largest Sprint PCS affiliates - 10.2 million POPs

o    Attractive  markets:
     -    Adjacent to Sprint Markets with 59M POPs
     -    POP Density

o    Successful execution of growth strategy

o    5.6 million covered POPs

o    Sprint Local  Telephone  serving 20% of our POPs

o    Fully financed business plan

Horizon PCS Business Highlights
-------------------------------

                                                                             Total POPs
                                                                             ----------
August '97      Launched service as independent PCS provider                    1.0m

June '98        Became a charter Sprint PCS affiliate with 1.6m POPs            1.6m

August '99      Received 2nd grant from Sprint PCS for 3.3m POPs                4.9m

October '99     Co-founded Bright PCS (26% stake)                               5.5m

May '00         Received 3rd grant from Sprint PCS for 2.9m POPs
                Acquired Bright PCS (2.4m POPs)                                10.2m


Horizon PCS Business Highlights
-------------------------------

                                 [map of area]

o Horizon Store

o Former Bright PCS owners

o Sprint LTD Store

o Sprint LTD Coverage


o Horizon PCS Current Coverage

o Horizon PCS Future Coverage

o Sprint PCS Current Coverage

o Sprint PCS Future Coverage

o BTA Boundaries

Horizon PCS' Markets
--------------------

                                 [map of area]

o    66,447 subscribers at December 31, 2000

o    5.6 million POPs currently covered

Year 2000 Accomplishments
-------------------------

o In May 2000, we were granted 17 markets in Pennsylvania, New York, Ohio and New Jersey with a total population of approximately 2.9 million.

o In June 2000, we acquired the remaining 74% of Bright PCS that we did not already own to become a 100% owner.

o In September 2000, an investor group led by Apollo Management purchased $126.5 million of our convertible preferred stock in a private placement.

o In September 2000, we received $149.7 million from the issuance of $295.0 million of senior discount notes due 2010.

o In September 2000, we received $50.0 million of term loans from our $250 million senior secured credit facility.

As of  December  31,  2000,  we had  launched  service  in 35  markets  covering
approximately  5.1  million  residents,   or  approximately  50%  of  the  total
population in our territory.

Coverage Map
------------
                                 [map of area]

o Horizon PCS Current Coverage

o Horizon PCS Future Coverage

o Sprint PCS Current Coverage

o Sprint PCS Future Coverage

o BTA Boundaries

Numerous Adjacent Sprint PCS Markets
------------------------------------

Connects 15 Sprint PCS markets with over 59 million POPs

                     [map of area showing following cities]

Chicago, Illinois
Detroit, Michigan
Buffalo, New York
New York, New York
Columbus, Ohio
Cincinnati, Ohio
Cleveland, Ohio
Pittsburgh, Pennsylvania
Philadelphia, Pennsylvania
Indianapolis, Indiana
Washington, D.C.
Lexington, Kentucky
Richmond, Virginia
Knoxville, Tennessee
Raleigh/Durham, North Carolina

Significant Connectivity
------------------------

More than 2,600 interstate miles

          [map of area showing interstates connecting following cities]

Chicago, Illinois
Detroit, Michigan
Buffalo, New York
New York, New York
Columbus, Ohio
Cincinnati, Ohio
Cleveland, Ohio
Pittsburgh, Pennsylvania
Philadelphia, Pennsylvania
Indianapolis, Indiana
Washington, D.C.
Lexington, Kentucky
Richmond, Virginia
Knoxville, Tennessee
Raleigh/Durham, North Carolina

Major Universities in Our Territory
-----------------------------------

Over 240,000 students attending 60 four-year schools

                     [map of area showing following schools]

Notre Dame
Penn State University
West Virginia University
Ohio University
Marshall University
University of Virginia
Virginia Tech
Eastern Tennessee State

Sales Distribution
------------------

Retail Stores
o        4 Stores at the end of 1999
o        16 Stores at the end of 2000
o        17 Stores as of March 31, 2001
o        40 Stores projected for 2001


B2B
o        13 Reps at the end of 1999
o        26 Reps at the end of 2000
o        28 Reps as of March 31, 2001
o        42 Reps projected for 2001


National Third Parties
o        108 Stores at the end of 1999
o        174 Stores at the end of 2000
o        174 Stores as of March 31, 2001
o        270 Stores projected for 2001

Sale Distribution Mix for the Three Months Ending March 31, 2001
----------------------------------------------------------------

o    Retail Store - 29%

o    B2B - 8%

o    Radio Shack - 26%

o    Other National Third Parties - 19%

o    Other - 18%

Competitive Landscape
---------------------


                                     Horizon PCS       ALLTEL           AT&T         Verizon        Nextel

Well-established national brand           x                              x                            x
Unified national network                  x                                                           x
Scale economies                           x                              x              x             x
Consumer orientation                      x               x              x              x
All digital network                       x                                                           x
Technology/protocol                      CDMA            Mix          TDMA/GSM         Mix           ESMR

Covered POP overlap                      100%            41%            48%*           60%           34%

Horizon PCS will be the first or second PCS provider in 49 of its 54 markets.

* Includes SunCom; excluding SunCom, market coverage is 26%.

Top 10 Markets = 50% of Planned Covered POPs
--------------------------------------------


                                                                                       Planned
                                                     Launch         Total              Covered       Planned Coverage
Market                                 State          Date           POPS              POPs                %
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------

Fort Wayne                              IN           Launched         689,200           685,678             99.5%
Kingsport (Tri-Cities)                  TN           Launched         689,100           473,651             68.7%
Roanoke                                 VA           Launched         645,200           405,002             62.8%
Scranton (a)                            PA           Launched         664,700           512,080             77.0%
Charleston                              WV           Launched         492,700           252,785             51.3%
Huntington                              WV           Launched         369,700           260,242             70.5%
South Bend                              IN           Launched         348,800           345,980             99.2%
Erie                                    PA           Launched         280,200           265,967             94.9%
Elkhart (b)                             IN           Launched         256,900           237,315             92.4%
Lima                                    OH           Launched         251,800           240,860             95.7%
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------
     Subtotal (Top 10)                                              4,688,300         3,531,712              75%
     All Others (44 Markets)                                        5,537,003         3,393,572              61%
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------
         Total                                                     10,225,303         6,925,284              68%
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------


(a) Partial Launch Q2 2001
(b) Roaming Only

Recent Developments
-------------------

o In February 2001, we received numbers for our jeopardy markets in Fort Wayne and Elkhart, IN.

o In March 2001, we received numbers for our jeopardy market in South Bend, IN.

o    In March 2001, we opened our retail store in Bristol, TN.

o    In April 2001, we launched coverage in our Scranton, PA market.

o    In April 2001, we launched retail sales in Erie, PA.

o In April 2001, we converted our subscribers in the western VA markets from the Sprint PCS Type 3 platform to the Sprint PCS Type 2 platform (approximately 16,500 subscribers).

o    In April 2001, we opened our retail store in Christiansburg, VA.

Proven Management Team
----------------------

Name                Position            Prior Telcom Experience           Years

Bill McKell         President & CEO     Horizon Personal                    14
                                        Communications
                                        Chillicothe Telephone

Pete Holland        CFO                 E&Y Telecom Group                   14
                                        Nextel Communications

Joe Corbin          VP Technology       Chillicothe Telephone               23

Joe Watson          VP Sales &          Chillicothe Telephone                8
                    Marketing           Cincinnati Bell

Monesa Skocik       VP Relationships    Horizon Personal                     4
                                        Communications

                  Horizon PCS is a charter Sprint PCS affiliate

Growth Strategy
---------------

o    Rapidly   complete   build-out  of  our  territory
     -    Complete launch of Pennsylvania markets
     -    Complete fill-in and roaming corridor coverage

o    Well positioned to participate in strategic combinations
     -    Geographic position

Sprint PCS Affiliate Program
----------------------------

        [map showing division of United States by following affiliates]

Sprint PCS Affiliate BTAs by Affiliate
o AirGate PCS
o Alamosa PCS (Pro Forma)
o Enterprise Communications
o Georgia PCS
o Gulf Coast Wireless
o Horizon PCS
o Independent Wireless One (IWO)
o iPCS
o Northern PCS
o Shentel
o Swiftel Communications
o U.S. Unwired
o UbiquiTel (Pro Forma)

                                  PETE HOLLAND
                                      CFO

                              OPERATING PERFORMANCE

Network Performance
-------------------

                        Monthly Blocked Calls Percentage
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                         Percentage

                    April                            1.62%
                    May                              1.75%
                    June                             1.62%
                    July                             2.38%
                    August                           2.04%
                    September                        1.87%
                    October                          2.11%
                    November                         2.01%
                    December                         4.42%
                    January                          7.98%
                    February                         5.43%
                    March                            3.22%


                        Monthly Dropped Calls Percentage
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                         Percentage

                    April                            2.40%
                    May                              2.77%
                    June                             3.09%
                    July                             3.31%
                    August                           3.18%
                    September                        3.01%
                    October                          2.84%
                    November                         2.94%
                    December                         2.95%
                    January                          2.87%
                    February                         2.75%
                    March                            2.80%



                     Monthly Network Availability Percentage
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                         Percentage

                    April                            99.41%
                    May                              99.50%
                    June                             99.27%
                    July                             99.52%
                    August                           99.42%
                    September                        99.25%
                    October                          99.21%
                    November                         99.98%
                    December                         98.26%
                    January                          98.46%
                    February                         99.32%
                    March                            99.37%

                             Monthly Minutes of Use
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                Approximate Amount

                    April                        6,000,000
                    May                          6,200,000
                    June                         7,200,000
                    July                         6,800,000
                    August                       7,800,000
                    September                    8,000,000
                    October                      8,200,000
                    November                     8,600,000
                    December                     9,000,000
                    January                     11,400,000
                    February                    10,200,000
                    March                       12,100,000

Horizon PCS Summary:
         Blocked Calls              -       3.04%
         Dropped Calls              -       2.91%
         Network Availability       -      99.25%

Population Stats
----------------


                                                    2000                                     2001
                            ----------- ------------ ------------- ---------------    -------------------     -------------------
                                Q1          Q2            Q3             Q4                Q1 (Estimate)       Complete Build Out
                            ----------- ------------ ------------- ---------------    -------------------     -------------------
Total POPs (millions)            4.9          10.2          10.2            10.2                10.2                    10.2
Covered POPs (millions)          1.9           1.9           3.3             5.1                 5.1                     6.9


5.6 million POPs current covered (80% completion)

Subscriber Stats
----------------


                                                                 2000                                     2001
                                         ----------- ------------ ------------- ---------------    -------------------
                                             Q1          Q2            Q3             Q4                Q1 (Estimate)
                                         ----------- ------------ ------------- ---------------    -------------------

Subscribers (EOP)                           19,838        26,980        36,007          66,447        83,000 - 85,000
Net Subscribers Additions                    6,089         7,142         9,027          30,440        17,000 - 19,000


ARPU Stats
----------


                                                                 2000                                     2001
                                         ----------- ------------ ------------- ---------------    -------------------
                                             Q1          Q2            Q3             Q4                Q1 (Estimate)
                                         ----------- ------------ ------------- ---------------    -------------------

ARPU (with Travel and Roaming)                 $48           $50           $56             $49                  -
ARPU (without Travel and Roaming)              $60           $70           $77             $81              $48 - $50


Churn Stats
-----------


                                                                 2000                                     2001
                                         ----------- ------------ ------------- ---------------    -------------------
                                             Q1          Q2            Q3             Q4                Q1 (Estimate)
                                         ----------- ------------ ------------- ---------------    -------------------

Monthly Churn (excluding 30 Day Returns)    2.2%          1.7%          3.2%            2.5%             2.8% - 3.0%


Ntelos Relationship
-------------------

o At December 31, 2000, we had approximately 26,000 subscribers in our wholesale markets (39% of our total subscribers).

o We have approximately 3.0 million POPs in the wholesale markets (29% of our total POPs).

o We currently cover approximately 1.7 million POPs in our wholesale markets (30% of our total current covered POPs).

o We are expecting to cover approximately 1.8 million POPs in our wholesale markets (26% of our total projected covered POPs).

o    Pay per minute wholesale agreement

o Pro forma EBITDA impact if we were not in the wholesale agreement with Ntelos is a negative $1.1 million.

Cumulative Sources and Uses Through 2003
----------------------------------------


---------------------------------------------------------------------------------------------------
($ in millions)
December 31, 2000 - December 31, 2003
---------------------------------------------------------------------------------------------------
Sources                                         Uses
---------------------------------------------------------------------------------------------------
Cash and Equivalents @ 12/31/00      $191.4     Operating Losses and Working Capital     $93.3

Senior Secured Credit Facility        200.0     Capital Expenditures                     164.6

Proceeds from RTFC Certificates         2.9     Credit Facility Debt Service(1)           38.4

Refund of FCC auction deposit           2.0     Cash Cushion                             100.0

---------------------------------------------------------------------------------------------------
         Total Sources               $396.3              Total Uses                     $396.3
---------------------------------------------------------------------------------------------------


(1) Payment of interest and required principal payments on Horizon PCS' new senior secured credit facility, net of interest income.

This projection is a forward looking statement. Our actual results could differ materially. For example, changes in regulation could have an impact.

Private Equity Offering
-----------------------

Purchaser:     Apollo Management IV, L.P.

Security:      Convertible Preferred Stock

Amount:        $126.5 million

Dividend:      7.5% PIK, payable semi-annually

Conversion:    Anytime at  holder's  option  and  mandatorily  at $65.0  million
               Qualifying IPO or upon certain business combination transactions

Maturity:      September 26, 2011

Senior Secured Financing
------------------------

Total Commitment:   $250.0 million (upsized from $225.0 million)
                    -    $105.0 million Term Loan A
                    -    $50.0 million Term Loan B (drawn at closing)
                    -    $95.0 million revolver

Use of Proceeds:    To  finance  capital  expenditures for network build-out and fund working capital

Rate Structure:     Variable
                    - Term A:        LIBOR + 350bp
                    - Term B:        LIBOR + 400bp
                    - Revolver:      LIBOR + 350bp

Senior Discount Notes Offering
------------------------------

Issuer:                   Horizon PCS, Inc.

Issue:                    $1,000 principal amount at maturity of Senior Discount
                          Notes

Warrants:                 Right  to  purchase  3.805  million  shares of class A
                          common stock

Gross Proceeds:           $149.7 million

Coupon:                   14.00%

Maturity:                 2010 (10 years)

Cash Interest Deferral:   5 years

Optional Redemption:      5 -year non-call

Equity Clawback:          Up to 35% during first 3 years

Change of Control Put:    101%

Ratings:                  Caa1/CCC

Horizon PCS Strengths
---------------------

o        Wireless Growth

o        Sprint PCS

o        One of the largest Sprint  PCS affiliates

o        Proven Ability to Build New Markets

o        Proven Ability to Attract New Customers

o        Sprint Back Office

o        Fully Financed


                                       31
1352897v1

                                     HORIZON
                                       PCS

(1348921)